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                                                                  EXHIBIT 10.1.6

                   AMENDMENT TO THE IDS MANAGED FUTURES. L.P.
                     ADVISORY CONTRACT DATED MARCH 27, 1987


     John W. Henry & Company, Inc., a Florida corporation ("JWH"), IDS Managed Futures, L.P, a Delaware limited partnership ("the Partnership"), IDS Futures Corporation, a Minnesota corporation ("IDS Futures"), and CIS Investments, Inc. a Delaware corporation ("CISI"), hereby agree to the following amendments (collectively, the "Amendment") to that certain Advisory Contract dated March 27, 1987, by and among the parties hereto ("the Advisory Contract"), as amended (the Advisory Contract and the aforesaid amendments thereto are hereinafter referred to collectively as the "Agreement"). All terms and conditions of the Agreement shall remain in full force and effect after adoption of this Amendment unless expressly and specifically amended hereby, and all references to the Agreement shall be deemed references to the Agreement as amended hereby. The purpose of this Amendment is to extend the term of the Agreement. Any capitalized terms used herein and not specifically defined herein shall have the meanings ascribed to such terms in the Agreement.


1. Under Section 6, TERMS AND TERMINATION, the first paragraph shall be deleted and a new first paragraph shall be inserted to replace the deleted paragraph and shall read as follows:

          The term of the Agreement as hereby amended shall be deemed to have commenced on the date that the Agreement would have expired had this Amendment not been executed, and unless sooner terminated, shall continue in effect until December 31, 2002. This Agreement shall automatically renew with respect to JWH on the same terms as set forth herein for three additional twelve-month terms beginning January 1 and ending December 31 unless the Partnership shall give to JWH written notice that it does not elect to renew the Agreement with respect to JWH at least 45 days prior to the termination of the then current twelve-month period. This renewal right shall be applicable irrespective of any change in Advisors or any reallocation of Partnership assets among Advisors or to other trading advisors by the Partnership.

2. This Amendment may be signed in multiple counterparts, all of which, when taken together shall constitute one document.

3. The parties restate and confirm the accuracy as of the date hereof of the representations made by each of them in Section 11 and Section 12 of the Agreement.

4. This Amendment and the applicable provisions of the Agreement not expressly and specifically amended hereby together constitute the entire agreement among the parties with respect to the matters referred to herein and therein, and no other agreement, verbal or otherwise, shall be binding upon the parties hereto.


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     IN WITNESS WHEREOF, the parties hereto have signed this Agreement as of the
     31st day of December, 1999.



IDS MANAGED FUTURES, L.P.                    JOHN W. HENRY & COMPANY, INC.
CIS INVESTMENTS, INC.
GENERAL PARTNER                              By: /s/ Verne O. Sedlacek
                                                 -----------------------------


By: /s/ Barbara A. Pfendler                  Its: President
    -----------------------------                -----------------------------

  Its: Vice President
       --------------------------

IDS FUTURES CORPORATION
GENERAL PARTNER

By: /s/ John M. Knight
    -----------------------------
   Its: Vice President
       --------------------------

CIS INVESTMENTS, INC.

By: /s/ Barbara A. Pfendler
    -----------------------------
  Its: Vice President
       --------------------------

IDS FUTURES CORPORATION
By: /s/ John M. Knight
    -----------------------------
  Its: Vice President
       --------------------------


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